UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Rule 240.14a-12

DENNY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

[COMPANY LOGO]

203 East Main Street

Spartanburg, South Carolina 29319

                    , 2004

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Denny’s Corporation to be held on Wednesday, August 25, 2004, at 11:00 a.m., Pacific time, at the Compton Place Hotel, 340 Stockton Street, San Francisco, California 94108. If you plan to attend, we ask that you please (i) detach, sign and return the self-addressed, postage prepaid Attendance Card, and (ii) detach and bring with you to the meeting the Admittance Card. These cards are attached together and enclosed with the form of proxy for the meeting.

The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting. We urge you to read the entire Proxy Statement carefully.

Whether or not you plan to attend the special meeting in person, it is important that your shares be represented and voted at the meeting. We urge you to sign, date and return the enclosed proxy, or vote by telephone or the Internet as set forth in the proxy, at your earliest convenience.

On behalf of the Board of Directors,

Sincerely,

Robert E. Marks
Chairman

PRELIMINARY COPY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Spartanburg, South Carolina

                    , 2004

A Special Meeting of Stockholders of Denny’s Corporation will be held on Wednesday, August 25, 2004 at 11:00 a.m., Pacific time, at the Compton Place Hotel, 340 Stockton Street, San Francisco, California 94108, for the following purposes as described in the accompanying Proxy Statement.

1.	To consider and vote upon a proposal to approve an amendment to the Restated Certificate of Incorporation of Denny’s Corporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 135,000,000 shares.

2.	To consider and vote upon a proposal to approve the Denny’s Corporation 2004 Omnibus Incentive Plan.

3.	To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

Only stockholders of record of Denny’s Corporation common stock at the close of business on July 23, 2004, will be entitled to notice of, and to vote at, the special meeting.

Whether or not you plan to attend the special meeting, you are urged to promptly complete, sign, date and return the enclosed proxy in the envelope provided (or follow the instructions set forth in the enclosed proxy to vote by telephone or the Internet). Returning your proxy as described above does not deprive you of your right to attend the meeting and to vote your shares in person. However, in order to vote your shares in person at the meeting, you must be a stockholder of record or hold a valid proxy from your broker permitting you to vote at the meeting.

RHONDA J. PARISH
Executive Vice President, General Counsel and Secretary

PRELIMINARY COPY

PROXY STATEMENT

FOR

A SPECIAL MEETING OF STOCKHOLDERS

                    , 2004

GENERAL

Introduction

A Special Meeting of Stockholders of Denny’s Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, August 25, 2004 at 11:00 a.m., Pacific time, at the Compton Place Hotel, 340 Stockton Street, San Francisco, California 94108 (the “Special Meeting”), for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement is furnished by the Company to its stockholders in connection with the Special Meeting. The information provided herein concerns not only the Company, but also its wholly-owned subsidiary, Denny’s, Inc. (“Denny’s”), since substantially all operations of the Company are currently conducted through Denny’s.

Stockholder Voting

Proxies in the form enclosed will be voted at the Special Meeting (including adjournments) if properly executed, returned prior to the Special Meeting, and not revoked, or if voted by telephone or the Internet in accordance with the instructions set forth in the enclosed proxy and not revoked. Stockholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Rhonda J. Parish, the Executive Vice President, General Counsel and Secretary of the Company, either at the Special Meeting or prior to the meeting date at the Company’s principal executive offices at 203 East Main Street, Spartanburg, South Carolina 29319, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person. Please note that if you plan to vote at the Special Meeting in person, you must be a stockholder of record or hold a valid proxy from your broker permitting you to vote at the Special Meeting.

Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as of the close of business on July 23, 2004 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement will be mailed to each such stockholder on or about August 4, 2004.

As of the close of business on the Record Date, there were issued and outstanding and entitled to be voted at the Special Meeting 89,742,731 shares of Common Stock. At the meeting, holders of Common Stock will have one vote per share and a quorum, a majority of the outstanding shares of Common Stock as of the Record Date, represented in person or by proxy, will be required for the transaction of business by stockholders. A quorum being present, (i) the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve Proposal 1, and (ii) the affirmative vote of a majority of votes cast is required to approve Proposal 2. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached, but will not be counted in determining the number of shares voted “For” or “Against” any proposal. Accordingly, an abstention or broker non-vote will have the same effect as a vote against Proposal 1, and will have no effect on the outcome of the vote on Proposal 2. Even if it is approved, however, the Company will not implement Proposal 2 unless Proposal 1 is also approved and implemented.

Proxies in the accompanying form, properly executed and duly returned and not revoked, or if voted by telephone or the Internet in accordance with the instructions set forth in the enclosed proxy and not revoked, will be voted at the Special Meeting (including adjournments). Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If no specifications are made, proxies will be voted “For” the proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and “For” the proposal to approve the Denny’s Corporation 2004 Omnibus Incentive Plan. If any other matter or business is brought before the Special Meeting, the proxy holders may vote the proxies at their discretion.

Denny’s 401(k) Plan Participant Voting

Under the Denny’s 401(k) Plans (the “Plans”), shares of Common Stock attributable to certain Plan participants who have selected the Denny’s Corporation stock fund investment option under the Plans will be voted by the Plan Trustee in accordance with the employee’s instructions and, absent such instructions, in accordance with the instruction of the Plan Administrator (a Board-appointed committee responsible for the administration of the Plans). It is currently anticipated that the Plan Administrator will vote “For” each of the proposals herein.

EQUITY SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

Principal Stockholders

The following table sets forth the beneficial ownership of Common Stock by each stockholder known by the Company as of July 12, 2004 to own more than 5% of the outstanding shares. As of July 12, 2004, there were 89,742,731 shares of the Common Stock issued and outstanding.

Name and Address	Amount and Nature of Beneficial Ownership Outstanding Shares		Percentage of Common Stock
Mellon HBV Alternative Strategies, LLC and related entities 200 Park Avenue, Suite 3300 New York, NY 10166-3399	19,748,473	(1)	22.0%

Trafelet & Company, LLC and related entities 900 Third Avenue, 5th Floor New York, NY 10022	14,576,315	(2)	16.2%

Joseph L. Dowling, III 540 Madison Avenue, 38th Floor New York, NY 10022	8,392,105	(3)	9.4%

(1)	Based upon Amendment No. 3 to the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2004 by Mellon HBV Alternative Strategies, LLC. Mellon HBV Alternative Strategies LLC serves as investment advisor of Mellon HBV Master Rediscovered Opportunities Fund L.P., Mellon HBV Master Multi-Strategy Fund L.P., Axis RDO Ltd., Mellon HBV Capital Partners L.P., Mellon HBV Distressed Recovery Master Fund Ltd., Mellon HBV Leveraged Multi-Strategy Fund L.P., Mellon HBV Master U.S. Event Driven Funds L.P., Lyxor/Mellon HBV Rediscovered Opportunity Fund Ltd. and HFR DS Performance Master Trust and has sole voting and investment power with respect to those shares reported as beneficially owned.

(2)	Based upon Amendment No. 2 to the Schedule 13G filed with the SEC on July 9, 2004, jointly, by Trafelet & Company, LLC (“Trafelet”) and Mr. Remy W. Trafelet and, with respect to a portion of the shares shown (as indicated below), Delta Institutional, LP and Delta Offshore, Ltd. Includes 5,968,400 shares owned by Delta Institutional, LP with respect to which Trafelet and Mr. Remy Trafelet may each be deemed to share voting and investment power. Also includes 6,405,115 shares owned by Delta Offshore, Ltd. (c/o BNY Alternative Investment Services Ltd., 18 Church Street, Skandia House, Hamilton HMII, Bermuda), with respect to which Trafelet and Mr. Remy Trafelet may each be deemed to share voting and investment power. Also includes 1,075,000 shares owned by Delta Pleiades, LP with respect to which Trafelet and Mr. Remy Trafelet may each be deemed to share voting and investment power. Also includes 1,127,800 shares owned by Delta Onshore, Ltd., with respect to which Trafelet and Mr. Remy Trafelet may be deemed to share voting and investment power.

(3)	Based upon the Schedule 13G filed with the SEC on July 15, 2004 by Mr. Joseph L. Dowling, III. By virtue of his status as the sole managing member of entities that have the power to control the investment decisions of Narragansett I, L.P. (which owns 2,853,316 or 3.2% of the outstanding shares of Common Stock) and Narragansett Offshore, Ltd. (which owns 5,538,789 or 6.2% of the outstanding shares of Common Stock), Mr. Dowling may be deemed to be the beneficial owner of shares owned by Narragansett I, L.P. and Narragansett Offshore, Ltd., and may be deemed to have sole power to vote or direct the vote of and sole power to dispose or direct the disposition of such securities.

Management

The following table sets forth, as of July 12, 2004 except as otherwise noted, the beneficial ownership of Common Stock by: (i) each current member of the Board of Directors (the “Board”), (ii) each of Nelson J. Marchioli, Rhonda J. Parish, Andrew F. Green, Margaret L. Jenkins and Janis S. Emplit (the named executive officers of the Company listed in the Summary Compensation table below) and (iii) all directors and executive officers of the Company as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name	Amount and Nature of Beneficial Ownership (1)	Percentage of Common Stock
Vera K. Farris	65,853	*
Vada Hill	—	*
Nelson J. Marchioli	2,000,000	2.2
Robert E. Marks	75,853	*
Elizabeth A. Sanders	67,853	*
Donald R. Shepherd	84,853	*
Debra Smithart-Oglesby	—	*
Rhonda J. Parish	358,345	*
Margaret L. Jenkins	53,452	*
Andrew F. Green	288,957	*
Janis S. Emplit	251,337	*

All current directors and executive officers as a group (16 persons)	3,625,036	4.0

*	Less than one (1) percent.

(1)	The Common Stock listed as beneficially owned by the following individuals includes shares of Common Stock which such individuals have the right to acquire (within sixty (60) days of July 12, 2004) through the exercise of stock options: (i) Mss. Farris and Sanders and Messrs. Marks and Shepherd (21,000 shares each), (ii) Mr. Marchioli (2,000,000 shares), (iii) Ms. Parish (326,667 shares), (iv) Mr. Green (216,667 shares), (v) Ms. Jenkins (26,668 shares), (vi) Ms. Emplit (226,667 shares), and (vii) all current directors and executive officers as a group (3,180,672 shares).

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2003 with respect to compensation plans of the Company under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders(1)	7,152,569	$1.44	3,635,431

Equity compensation plans not approved by security holders	—	—	—

Total	7,152,569	$1.44	3,635,431

(1)	Includes the Denny’s, Inc. Omnibus Incentive Compensation Plan for Executives, the Advantica Stock Option Plan and the Advantica Restaurant Group Director Stock Option Plan. For a description of these plans, see Note 12 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

(2)	On July 2, 2004, the Board took action to amend each of the Denny’s Inc. Omnibus Incentive Compensation Plan for Executives, the Advantica Stock Option Plan and the Advantica Restaurant Group Director Stock Option Plan to decrease the number of shares of Common Stock available for the grant of awards to the number of shares with respect to which awards are currently outstanding in order to allow more shares of Common Stock to be available for issuance under the Private Placement (as defined below). Accordingly, as of the date of this Proxy Statement, there are no shares of Common Stock available for future issuance under the Denny’s Inc. Omnibus Incentive Compensation Plan for Executives, the Advantica Stock Option Plan or the Advantica Restaurant Group Director Stock Option Plan.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED

CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

Amendment to the Restated Certificate of Incorporation

The Board of Directors is asking the Company’s stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 135,000,000. The Board has adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval, an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock as indicated.

The form of the Certificate of Amendment to the Restated Certificate of Incorporation to effect an increase in the Company’s capitalization is attached as Appendix A to this Proxy Statement. If the required vote is obtained, the number of authorized shares of Common Stock will be increased from 100,000,000 shares to 135,000,000.

Background

On July 7, 2004, the Company closed a private placement of 48,429,997 shares of its Common Stock sold to accredited institutional investors (the “Investors”) at a price of $1.90 per share, yielding gross proceeds to the Company of approximately $92 million (the “Private Placement”). As a result of the Private Placement, the Company now has 89,742,731 shares of Common Stock outstanding. UBS Securities LLC acted as exclusive placement agent and financial advisor to the Company in connection with the Private Placement.

The proceeds from the Private Placement have been or may hereafter be used (i) to repay a portion of amounts outstanding under the Company’s senior secured credit facility (ii) to tender for or repurchase a portion of the Company’s 12.75% Senior Notes due 2007 and/or 11.25% Senior Notes due 2008, and (iii) for general corporate purposes.

The shares of Common Stock sold in the Private Placement have not been registered under the Securities Act of 1933, as amended, and may not be re-offered or re-sold in the United States in the absence of an effective registration statement or exemption from registration requirements. However, as part of the Private Placement, the Company has agreed to file a registration statement with the SEC no later than 30 days after the closing of the Private Placement, and thereafter to seek and maintain the effectiveness of such registration statement, for purposes of registering for resale the shares of Common Stock issued in the Private Placement.

Purpose of the Proposed Certificate of Amendment

The Restated Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of Common Stock and 25,000,000 shares of preferred stock. On July 2, 2004, in connection with approval of the Private Placement, the Board adopted resolutions, subject to stockholder approval, proposing an amendment to the Restated Certificate of Incorporation. This amendment provides for an increase in the authorized number of shares of Common Stock from 100,000,000 shares to 135,000,000 shares. If approved by the stockholders, such amendment would become effective upon the filing of a Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

As of July 12, 2004, the Company had 89,742,731 shares of Common Stock outstanding, up to an additional 6,723,931 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options held by the Company’s directors and employees and up to 3,510,187 reserved for issuance upon the exercise of the Company’s outstanding Common Stock warrants expiring January 7, 2005 (the “Warrants”), for a total of up to 99,976,849 shares of Common Stock issued and outstanding or reserved for issuance under currently outstanding contractual obligations of the Company.

The Board is seeking stockholder approval for this increase in the Company’s authorized Common Stock so that an adequate amount of authorized and unissued Common Stock may be available to meet its future financing and employee compensation needs. In light of the number of shares of Common Stock currently outstanding or reserved for issuance in connection with outstanding options and Warrants following completion of the Private Placement, the Board has determined that the Company does not currently have adequate flexibility under its Restated Certificate of Incorporation for these purposes. The ability to raise additional equity in the future may be important for us in order to facilitate growth and form strategic relationships and alliances. In addition, the Board believes that the availability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board may deem advisable without further action by the stockholders, unless required by law, regulation or stock market rules. These purposes could include, among other things, the use of additional shares for various equity compensation and other employee benefit plans, effecting stock dividends, and other bona fide corporate purposes. Approval of the proposed amendment to the Restated Certificate of Incorporation will give the Company greater flexibility in pursuing these opportunities and to attract and retain personnel. In Proposal 2 below, the Board seeks stockholder approval for the Denny’s Corporation 2004 Omnibus Incentive Plan. That proposal, which is also conditioned upon approval of this Proposal 1, is consistent with the purposes and intent stated above. Except with respect to the Denny’s Corporation 2004 Omnibus Incentive Plan, the Company does not currently have any specific plans or proposals for the issuance or reservation of additional shares of Common Stock.

Material Effects of the Proposed Certificate of Amendment

If this proposal is approved and implemented, the Board does not intend to seek further stockholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Restated Certificate of Incorporation, the requirements of any stock market on which the Common Stock may be trading, or unless the Board deems it advisable to do so with respect to an employee benefit plan or stock option plan or otherwise. Other than the issuances contemplated by the Denny’s Corporation Omnibus Incentive Plan described in Proposal 2 below, the Board has made no determination regarding any specific transaction which would result in the issuance of any additional shares of Common Stock that would be authorized by the proposed Certificate of Amendment.

The issuance of additional shares of Common Stock may, depending on the timing and circumstances, dilute earnings per share and book value per share as well as have a dilutive effect on stockholder’s equity and voting rights.

The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. The Company cannot predict what effect, if any, the proposed increase in authorized Common Stock will have on the market price of its existing Common Stock.

The availability for issuance or the issuance of additional shares of Common Stock also could, under certain circumstances, have the effect of rendering more difficult or discouraging any attempt by a third party to obtain control of the Company, making it potentially less likely that the stockholders will obtain a change of control premium sometimes realized in connection with change of control transactions. For example, the issuance of shares of Common Stock (within the limits imposed by applicable law and the rules of any stock market upon which the Common Stock may be listed) in a public or private sale, merger or similar transaction would increase the number of the Company’s outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company, and increase the cost of such transaction. The issuance of additional shares of Common Stock could be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the Company’s stockholders.

The Restated Certificate of Incorporation also permits the Board to issue up to 25,000,000 shares of preferred stock on terms established by the Board from time to time in accordance with the Restated Certificate of Incorporation. The availability of this “blank check” preferred stock could similarly be used by the Board in ways that might be deemed to have an anti-takeover effect. In 1998, the Board designated 100,000 shares of preferred stock as Series A Junior Participating Preferred Stock in connection with the Company’s Rights Agreement with Continental Stock Transfer and Trust Company dated December 15, 1998, the purpose and effect of which is to deter unsolicited efforts to acquire control of the Company. No other series of preferred stock have been designated by the Board.

The Board is not proposing the amendment to the Restated Certificate of Incorporation in response to an effort by any party to accumulate Company stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the proposed amendment to the Restated Certificate of Incorporation is not part of any plan by management to recommend a series of similar amendments to the Board and the Company’s stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Restated Certificate of Incorporation or the Company’s Bylaws or entering into any other arrangements that would affect the ability of third parties to acquire or change control of the Company.

The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $0.01 per share and will be of the same class of Common Stock as is currently authorized under the Restated Certificate of Incorporation. Holders of Common Stock will not have preemptive rights to purchase additional shares of Common Stock.

Recommendation of the Board

The Board of Directors has approved and declared the advisability of the increase in the authorized shares of the Common Stock included in Proposal 1 and recommends that stockholders vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF THE DENNY’S CORPORATION 2004 OMNIBUS INCENTIVE PLAN

On July     , 2004, the Board of Directors adopted, subject to stockholder approval at the Special Meeting, the Denny’s Corporation 2004 Omnibus Incentive Plan. The plan will become effective as of the date it is approved by the stockholders, provided that Proposal 1 is also approved by the stockholders and implemented.

The Company maintains the Denny’s, Inc. Omnibus Incentive Compensation Plan for Executives (the “Prior Omnibus Plan”), the Advantica Stock Option Plan (the “Prior Option Plan”) and the Advantica Restaurant Group Director Stock Option Plan (the “Prior Director Option Plan”), under which stock options and other awards with respect to up to an aggregate of 6,723,931 shares of the Company’s Common Stock were outstanding as of July 12, 2004. Prior to the Private Placement described in Proposal I, there were approximately 915,748, 2,103,915, and 95,000 shares, respectively, remaining available for grant under the Prior Omnibus Plan, Prior Option Plan and the Prior Director Plan. In connection with the Private Placement, the Board amended the Prior Omnibus Plan, Prior Option Plan and the Prior Director Plan to decrease the number of shares of Common Stock available for the grant of awards thereunder to the number of shares with respect to which shares had previously been issued and awards for additional issuances of shares were currently outstanding, in order to allow more shares of Common Stock to be available for issuance pursuant to the Private Placement. If the stockholders approve the 2004 Omnibus Incentive Plan, all future equity grants to its employees, officers and directors will be made from the 2004 Omnibus Incentive Plan, and the Company will not grant any additional awards under the other prior existing plans. However, the Company reserves the right to pay discretionary bonuses, or other types of compensation, outside of this new plan.

As of July 19, 2004, there were approximately 27,500 of the Company’s employees, officers and directors eligible to participate in the plan. The Board has reserved 10,000,000 shares of Common Stock for issuance upon the grant or exercise of awards pursuant to the plan, plus a number of additional shares (not to exceed 1,500,000) underlying awards outstanding under the Prior Omnibus Plan, the Prior Option Plan or the Prior Director Option Plan that hereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

Because the shares taken from the prior plans to accommodate the Private Placement could have been used to grant market-priced options to certain officers and employees as of the date of the closing of the Private Placement, the Compensation and Incentives Committee of the Board (the “Compensation Committee”) has approved, subject to the approval of the new plan by the stockholders, the grant of stock options to certain persons as of the date of the Special Meeting, as set forth in the table at the end of this Proposal 2. Such options will have an exercise price equal to the lesser of $2.42 per share (which was the closing price of the Common Stock on the date of the closing of the Private Placement) or the fair market value of the Common Stock on the date of the Special Meeting. Except with respect to this proposed one-time special grant of options, all future awards of options under the plan will have an exercise price of not less than the fair market value of the Common Stock as of the grant date.

A summary of the plan is set forth below. This summary is qualified in its entirety by the full text of the plan, which is attached to this Proxy Statement as Appendix B.

Summary of the Plan

Purpose. The purpose of the plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for performance.

Permissible Awards. The plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of Common Stock, which may be non-qualified stock options or incentive stock options under the U.S. tax code (the “Code”);

•	stock appreciation rights, which give the holder the right to receive the difference between the fair market value per share of Common Stock on the date of exercise over the grant price;

•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the compensation committee;

•	restricted stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance criteria;

•	deferred stock units, which represent the vested right to receive shares of Common Stock (or an equivalent value in cash or other property) in the future;

•	dividend equivalents, which entitle the participant to payments equal to any dividends paid on the shares of stock underlying an award;

•	other stock-based awards in the discretion of the compensation committee, including unrestricted stock grants; and

•	purely cash-based awards.

Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the plan is 10,000,000, plus any shares subject to awards that are currently outstanding under the Prior Omnibus Plan, Prior Option Plan, or the Prior Director Plan that hereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the plan count against the total number of shares available under the plan.

Limitations on Awards. The maximum number of shares of Common Stock that may be covered by options and stock appreciation rights granted under the plan to any one person during any one calendar year is 3,000,000. The maximum number of shares of Common Stock that may be granted under the plan in the form of restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards under the plan to any one person during any one calendar year is 3,000,000. The aggregate maximum fair market value (measured as of the grant date) of any other awards that may be granted to any one person (less any consideration paid by the person for such award) during any one calendar year under the plan is $4,500,000.

Administration. The plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may at any time administer the plan. If it does so, it will have all the powers of the Compensation Committee under the plan.

Performance Goals. The Compensation Committee may designate any award other than a market-priced option or stock appreciation right as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department or function within the company or an affiliate over a performance term to be designated by the Compensation Committee that may be as short as a calendar quarter or other three-month period:

•	Net earnings;

•	earnings per share;

•	net sales growth;

•	net income (before or after taxes);

•	net operating profit;

•	return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	earnings before or after taxes, interest, depreciation and/or amortization;

•	internal rate of return or increase in net present value;

•	dividend payments to parent;

•	gross margins;

•	gross margins minus expenses;

•	operating margin;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets;

•	working capital targets relating to inventory and/or accounts receivable;

•	planning accuracy (as measured by comparing planned results to actual results);

•	comparisons to various stock market indices;

•	comparisons to the performance of other companies;

•	same-store sales;

•	customer counts;

•	customer satisfaction; and

•	EVA®.

For purposes of the plan, EVA means the positive or negative value determined by net operating profits after taxes over a charge for capital, or any other financial measure, as determined by the Compensation Committee in its sole discretion. (EVA is a registered trademark of Stern Stewart & Co.).

The Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Mid-term adjustments of a performance formula are permitted only in the case of a corporate transaction or other event of the type that would also trigger an adjustment in stock based awards (as discussed below under “Adjustments”), or the in case of unusual and non-recurring financial events such as asset write-downs; litigation settlements; the effect of changes in tax laws or accounting principles affecting reported results;

accruals for reorganization and restructuring programs; extraordinary nonrecurring items meriting special accounting treatment, as determined under generally accepted accounting principles; acquisitions or divestitures; and foreign exchange gains and losses. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant’s service terminates by reason of death or disability or (with respect to market-priced options or stock appreciation rights and awards that are not intended to be qualified as performance-based awards under Code Section 162(m)) retirement, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on his or her outstanding awards will lapse, and any performance-based criteria with respect to his or her awards shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of such termination. If a participant is terminated without cause or resigns for good reason (as such terms are defined in the plan) within two years after a change in control of the Company, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable and shall remain exercisable for a period of 60 months from such date or until the earlier expiration of the award, and all time-based vesting restrictions on his or her outstanding awards will lapse. Except as otherwise provided in an award certificate, upon the occurrence of a change in control, the target payout opportunities attainable under all outstanding performance-based awards will be deemed to have been fully earned as of the effective date of the change in control and there shall be pro rata payout to participants within 30 days after the effective date of the change in control based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the performance period that has elapsed prior to the change in control. In addition, subject to limitations applicable to certain qualified performance-based awards, the Compensation Committee may in its discretion accelerate awards for any other reason in its discretion. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

Adjustments. In the event of a stock split, a dividend payable in shares of Common Stock, or a combination or consolidation of the Common Stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the plan, but if an amendment to the plan would materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, materially expand the class of participants eligible to participate in the plan, materially extend the term of the plan or otherwise constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant.

The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the antidilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Tax Effects

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon issuance of shares of Common Stock in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a deferred stock unit award is granted. Upon receipt of shares of Common Stock (or the equivalent value in cash or other property) in settlement of a deferred stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section
162(m).

Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. When the participant receives payment of cash or shares under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

Subject to the stockholders approving the 2004 Omnibus Incentive Plan at the Special Meeting (as well as Proposal 1, as indicated above), the Compensation Committee has approved the grant under the plan of approximately 4,000,000 stock options and 3,400,000 restricted stock units to the Company’s officers and employees of the rank of senior manager and above, including the following persons and groups. If the stockholders approve the plan at the Special Meeting, these awards will be granted as of the date of stockholder approval of the plan. Any future awards will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the plan in the future.

2004 Omnibus Incentive Plan

	Stock Option Grants(1)		Restricted Stock Unit Awards(3)
Name and Position	Dollar Value of Options	Number of Options	Dollar Value of Awards		Target Award (# Units)
Nelson J. Marchioli President and Chief Executive Officer	(2)	1,000,000	$2,700,000	(4)	1,000,000

Rhonda J. Parish Executive Vice President, General Counsel and Secretary	(2)	300,000	$810,000	(4)	300,000

Margaret L. Jenkins (4) Senior Vice President, Chief Marketing Officer, Marketing and Development	(2)	270,000	$729,000	(4)	270,000

Andrew F. Green Senior Vice President and Chief Financial Officer	(2)	270,000	$729,000	(4)	270,000

Janis S. Emplit Senior Vice President, Strategic Services and Chief Information Officer	(2)	270,000	$729,000	(4)	270,000

All Executive Officers as a Group	(2)	2,615,000	$7,060,500	(4)	2,615,000

All Non-Executive Directors as a Group		0	—		0

All Non-Executive Officer Employees as a Group	(2)	1,385,000	$2,119,500	(4)	785,000

(1)	The options will have an exercise price of the lesser of (i) $2.42 per share, or (ii) the fair market value of the Common Stock as of the grant date, and will vest as to 33.33% of the shares on December 29, 2004, December 28, 2005 and December 27, 2006. If $2.42 is less than the fair market value on the grant date, the vesting of the options granted to executive officers will also be subject to the achievement of certain objectively determinable performance measures to be established by the Compensation Committee at the time of grant.

(2)	The dollar value of the options ultimately will be dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of July 19, 2004, the fair market value of the shares was $2.70, based on the closing price of the Common Stock on that day.

(3)	The restricted stock units will be earned in 1/3 increments (from 0% to 100% of the target award for each such increment) based on the “total shareholder return” of the Common Stock (measured as increase of stock price plus reinvested dividends, divided by beginning stock price) over a 1-year performance period, the first such period beginning in July 2004 (with any amounts not earned carried over to possibly be earned over a 2-year or 3-year period), as compared to the total shareholder return of a peer group of restaurant companies over the same period. The full award will be considered earned after 5 years based on continued employment. Once earned, the restricted stock units will vest over a period of two years based on continued employment of the holder. On each of the first two anniversaries of the end of the performance period, 50% of the earned restricted stock units will be paid to the holder (one half of the value will be paid in cash and one-half in shares of Common Stock), provided that the holder is then still employed with the Company or an affiliate.

(4)	The dollar value of the restricted stock units is dependent on the fair market value of the underlying shares. As of July 19, 2004, the fair market value of the shares was $2.70, based on the closing price of the Common Stock on that day.

Recommendation of the Board

The Board has approved and declared the advisability of the 2004 Omnibus Incentive Plan and believes that it is fair to, and in the best interest of Denny’s and its stockholders. The Board recommends that stockholders vote “FOR” Proposal 2.

EXECUTIVE COMPENSATION

Compensation of Directors

Each director of the Company, other than Nelson J. Marchioli, receives a compensation package which includes the following: (i) a $30,000 annual cash retainer (paid in $7,500 installments on a quarterly basis), (ii) an annual restricted stock retainer (the size of such award determined annually by the Compensation Committee) with a requirement that the restricted stock be held until the director resigns or retires from the Board (historically the size of award has been based upon a value of $10,000 as of the date of grant, however, in 2004 a $15,000 cash payment was awarded to the directors in lieu of the restricted stock retainer), and (iii) a stock option grant, typically every three (3) years. Such options typically have a term of 10 years, become exercisable at a rate of 33 1/3% per annum for three consecutive years beginning on the first anniversary of the date of grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant. The Chairman of the Board will receive $100,000 on an annual basis for his service as Chairman of the Board. The Chair of the Audit and Finance Committee will receive additional compensation annually of $20,000 and the Chair of the Corporate Governance and Nominating Committee and the Compensation Committee each will receive additional compensation annually of $15,000 for their service as the committee chair. Also, each member of the Board is paid for attendance at or participation in any unscheduled, unplanned specially called meeting (i.e., any meeting called in addition to the dates, typically five, set for the year, for scheduled Board and committee meetings); $1,000 if in person and $500 if telephonic.

Compensation of Officers

The following summary compensation table sets forth, for the Company’s last three (3) completed fiscal years, the compensation provided by the Company during 2003 to the Chief Executive Officer and the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of 2003.

Summary Compensation Table

Long-Term Compensation Awards
		Annual Compensation (1)			Number of Securities Underlying Options	All Other Compensation (5)(6)(8)
Name and Principal Position as of December 31, 2003	Year	Salary (2)		Bonus (3)
Nelson J. Marchioli President and Chief Executive Officer	2003 2002 2001	$603,243 597,233 529,664	(7)	$45,000 453,945 —	— — 2,000,000	$256,301 121,514 1,752,196

Rhonda J. Parish Executive Vice President, General Counsel and Secretary	2003 2002 2001	337,688 335,676 321,836		21,970 190,125 156,600	40,000 20,000 100,000	110,486 108,475 164,101

Margaret L. Jenkins (4) Senior Vice President, Chief Marketing Officer, Marketing and Development	2003 2002 2001	302,409 157,346 —	(7)	97,500 6,963 —	40,000 20,000 —	89,246 441,727 —

Andrew F. Green Senior Vice President and Chief Financial Officer	2003 2002 2001	278,950 261,835 257,375		17,420 152,100 117,450	40,000 20,000 100,000	94,082 106,738 166,021

Janis S. Emplit Senior Vice President, Strategic Services and Chief Information Officer	2003 2002 2001	272,382 264,042 250,632		17,233 147,713 125,998	40,000 20,000 100,000	89,674 106,096 136,188

(1)	The amounts shown for each named executive officer exclude perquisites and other personal benefits that did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer for any year included in this table.

(2)	The amounts in this column include certain costs and credits to the named executive officers relating to certain life, health and disability insurance coverage provided through the Company.

(3)	The amounts shown in this column reflect bonus payments received in the respective year by the named executive officers under the Company’s incentive programs which may relate to the prior fiscal year.

(4)	Ms. Jenkins was not employed by the Company during 2001.

(5)	The amounts for Mr. Marchioli for 2003, 2002 and 2001 were made pursuant to his employment agreement and include payments made in connection with his relocation to South Carolina in the amounts of $110,399, $94,429 and $94,429, respectively, reimbursement of certain professional fees in the amounts of $2,000, $3,500 and $22,826, respectively, and automobile allowances of $13,200, $13,200 and $11,677, respectively. Additionally, the 2003 and 2002 amounts reflect Company contributions totaling $18,202 and $10,385, respectively, to his account under the Company’s deferred compensation plan and the 2001 amount includes a sign-on bonus in the amount of $1,623,264. For additional information see “Executive Compensation Employment Agreements - Marchioli Employment Agreements.”

(6)	The amounts for Mss. Parish and Emplit and Mr. Green include Company contributions to their Company deferred compensation accounts which for 2003 amounted to $10,140, $8,177 and $8,520, respectively, and for 2002 amounted to $5,850, $4,639 and $4,638 respectively, as well as Company contributions made to such officers’ accounts under the Advantica Secured Savings Plan, which for 2002 amounted to $2,625, $1,457 and $2,100, respectively, and for 2001 amounted to $14,101, $11,188 and $11,021, respectively. Additionally, the amounts for Mss. Parish and Emplit and Mr. Green reflect leadership retention payments, which for Ms. Parish include payments of $100,000 in 2002 and $150,000 in 2001, for Ms. Emplit include payments of $100,000 in 2002 and $125,000 in 2001, and for Mr. Green include payments of $100,000 in 2002 and $155,000 in 2001. Amounts for Ms. Jenkins include payments made in connection with her hiring and relocation to South Carolina which for 2002 amounted to $441,727.

(7)	This amount reflects base salary paid for only the portion of the year in which the named executive officer was employed by the Company.

(8)	2003 amounts for each named executive officer include stay bonus payments, which amounted to $112,500 for Mr. Marchioli, $63,375 for Ms. Parish, $56,250 for Mr. Green and Ms. Jenkins and $52,500 for Ms. Emplit. Also, for each named executive officer, with the exception of Mr. Marchioli, 2003 amounts include stock and cash payouts received by such officers in 2003 under the 2002 TSR Program, the fair market of which amounted to $36,971 for Ms. Parish, $32,996 for Ms. Jenkins, $29,312 for Mr. Green and $28,997 for Ms. Emplit.

Stock Options

The following table sets forth information regarding all options to acquire shares of the Common Stock granted to the named executive officers during the fiscal year ended December 31, 2003.

Option Grants in 2003

Individual Grants

Name	Number of Securities Underlying Options Granted (1)(3)	% of Total Options Granted to Employees in 2003	Exercise or Base Price per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Nelson J. Marchioli	—	—	—	—	—	—
Rhonda J. Parish	40,000	2.04%	$0.54	04/25/13	$13,584	$34,425
Margaret L. Jenkins	40,000	2.04%	$0.54	04/25/13	$13,584	$34,425
Andrew F. Green	40,000	2.04%	$0.54	04/25/13	$13,584	$34,425
Janis S. Emplit	40,000	2.04%	$0.54	04/25/13	$13,584	$34,425

(1)	Such options listed for named executive officers were granted under the Prior Omnibus Plan. All options listed expire ten years from the date of the grant.

(2)	The exercise price equals the closing price of Common Stock on the date immediately preceding the date of the grant.

(3)	These options are exercisable in 33 1/3% annual increments over a three-year period beginning on the first anniversary of the date of grant.

The following table sets forth information with respect to the 2003 year-end values of unexercised options granted by the Company pursuant to the Prior Omnibus Plan and the Prior Option Plan, held by each of the persons named in the Summary Compensation Table at fiscal year-end.

Aggregated Option Exercises in 2003 and

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Nelson J. Marchioli	1,333,334/666,666	—/—
Rhonda J. Parish	306,667/53,333	—/—
Margaret L. Jenkins	6,667/53,333	—/—
Andrew F. Green	196,667/53,333	—/—
Janis S. Emplit	206,667/53,333	—/—

No options held by the above named executive officers were exercised in 2003.

Retirement Plans

The Advantica Pension Plan (the “Pension Plan”), a tax qualified defined benefit retirement plan, is maintained by the Company. Such plan is described below.

The following table shows the estimated annual benefits for a single life annuity that could be payable under the Pension Plan, as amended, and the ancillary plan described below upon a person’s normal retirement at age 65 if that person were in one of the following classifications of assumed compensation and years of credited service.

Average Annual Remuneration Over a Five-Year Period	Years of Service
	15	20	25	30	35
$ 200,000	$41,702	$55,603	$69,504	$83,405	$97,306
250,000	52,952	70,603	88,254	105,905	123,556
300,000	64,202	85,603	107,004	128,405	149,806
350,000	75,452	100,603	125,754	150,905	175,000
400,000	86,702	115,603	144,504	173,405	200,000
500,000	109,202	145,603	182,004	218,405	250,000
600,000	131,702	175,603	219,504	263,405	300,000
700,000	154,202	205,603	257,004	308,405	350,000
800,000	176,702	235,603	294,504	353,405	400,000
900,000	199,202	265,603	332,004	398,405	450,000
1,000,000	221,702	295,603	369,504	443,405	500,000
1,200,000	266,702	355,603	444,504	533,405	600,000
1,400,000	311,702	415,603	519,504	623,405	700,000
1,600,000	356,702	475,603	594,504	713,405	800,000

The Pension Plan is noncontributory and covers a limited number of employees of Denny’s, Inc. In 1999, the Pension Plan was amended to effect the following changes (1) no new participants will be allowed into the plan after December 31, 1999; (2) all future pension benefit accruals for highly compensated employees will be earned beginning January 1, 2000 under the ancillary plan described below; and (3) all benefit accruals earned under the plan and ancillary plan will be frozen as of December 31, 2004. Participants in the Pension Plan, therefore, are limited to those employees who, on or prior to December 31, 1999, had attained the age of 21 and had completed one thousand hours of service. A participant’s annual retirement benefit under the Pension Plan at normal retirement age is calculated by multiplying the number of years of participation in the Pension Plan (not to exceed 35 years, and not including years after 1999 for highly compensated participants or years after 2004 for other participants) by the sum of one percent of the average Compensation (as defined below) paid during 60 consecutive calendar months chosen to produce the highest average through 1999 for highly compensated participants or through 2004 for other participants (“Average Compensation” for the purposes of this paragraph) plus an additional one-half of one percent of the Average Compensation in excess of the average Social Security wage base. Benefits payable cannot exceed 50% of the Average Compensation. Plan benefits are normally in the form of a life annuity or, if the retiree is married, a joint and survivor annuity. “Compensation” for the purpose of this paragraph generally consists of all remuneration paid by the employer to the employee for services rendered as reported or reportable on Form W-2 for federal income tax withholding purposes (including the amount of any year-end bonus paid), excluding reimbursements and other expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits (such exclusions including, without limitation, severance pay, leadership retention payments, relocation allowance, gross-up pay to compensate for taxable reimbursements, hiring bonuses, cost of living differentials, special overseas premiums, compensation resulting from participation in, or cancellation of, stock option plans, contributions by the employer to the Pension Plan or any other benefits plan and imputed income resulting from the use of Company property or services). Compensation also includes employee elective contributions under a Section 401(k) plan maintained by the employer and salary reduction amounts under a Section 125 plan maintained by the employer. The funding of the Pension Plan is based on actuarial determinations. The Pension Plan was amended early in 2002 to change the name of the plan’s sponsor (but not the name of the plan) and to make certain technical changes required by recent legislation. The changes do no affect the calculation of benefits.

Ancillary to the Pension Plan is a non-qualified plan for a select group of management and highly compensated employees that provides for benefits limited by the limits on benefits and compensation under the Code. “Compensation” and “Average Compensation” are defined in this ancillary plan the same way they are defined in the Pension Plan. Consequently, the accrual of all further benefits under the ancillary plan shall cease on and after December 31, 2004. Benefits payable under the ancillary plan are included in the table above.

The maximum annual pension benefit payable under the Pension Plan for 2003 was $160,000 (or, if greater, the participant’s 1982 accrued benefit).

Except for the accrual of certain non-qualified benefits as described herein, the Compensation included under the Pension Plan (including the ancillary non-qualified plan) generally corresponds with the annual compensation of the named executive officers in the Summary Compensation Table above. Includable Compensation for 2003 for Mss. Parish, Jenkins and Emplit and Messrs. Marchioli and Green was $359,970, $397,500, $289,796, $651,731, and $301,420, respectively.

As of December 31, 2003, the estimated credited years of service under the Advantica Pension Plan and the ancillary plan for Mss. Parish, Jenkins and Emplit and Messrs. Marchioli and Green, were 8, 0, 7, 0, and 7, respectively.

Employees may retire as early as age 55 with five years of service. Employees with age and service equaling or exceeding 85 and who are within five years of the normal retirement age will receive no reduction of accrued benefits. Employees who are at least 55 years of age with 15 years of service will receive a reduction of three percent in accrued benefits for the first five years prior to normal retirement date and six percent for the next five years. Accrued benefits for employees retiring with less than 15 years of service will be actuarially reduced. Retirement benefits are fully vested after a participant completes five years of service.

Employment Agreements

Marchioli Employment Agreements. Mr. Marchioli and the Company entered into an employment agreement (the “Marchioli Employment Agreement I”) effective February 5, 2001 (the “Agreement I Effective Date”) which provided that the Company would employ Mr. Marchioli as President and Chief Executive Officer of the Company and its wholly owned subsidiary, Denny’s, Inc., for a period of three (3) years from the Agreement I Effective Date unless terminated earlier by reason of his death, permanent disability, voluntary termination or involuntary termination with or without cause. The Marchioli Employment Agreement I prohibited Mr. Marchioli from soliciting for employment the employees of the Company or its affiliates and from engaging in certain competitive activities generally during his term of employment and for a period of one year after the later of the termination of his employment or the date on which the Company is no longer required to make certain termination benefits. The Marchioli Employment Agreement I further prohibits Mr. Marchioli from using or disclosing certain “confidential” or “proprietary” information for purposes other than carrying out his duties with the Company.

During 2003 and near the end of the three (3) year term of the Marchioli Employment Agreement I, Mr. Marchioli and the Company negotiated and entered into a new employment agreement (the “Marchioli Employment Agreement II”), effective November 1, 2003 through December 31, 2005 (the “Agreement II Effective Date”), which contains generally the provisions described immediately above for the Marchioli Employment Agreement I as well as other provisions described further below for the Marchioli Employment Agreement II.

The material terms of the Marchioli Employment Agreement I, were as follows: (i) an annual base salary that shall be as determined by the Board but shall not be less than $600,000, (ii) an annual performance bonus at an annual rate of at least 75% of his annual base salary if the Company and Mr. Marchioli achieve budgeted financial and other performance targets which shall be established by the Compensation Committee, with the payment of the performance bonus for the year 2001 being guaranteed by the Company, (iii) a grant of an option (the “Marchioli Option”) as of the Agreement I Effective Date under the Company’s stock option plan, to purchase, for a ten year period, 2,000,000 shares of the Common Stock (at an exercise price of $1.03, the fair market value per share of the Common Stock on the Agreement I Effective Date, with respect to 1,250,000 shares and $2.00 per share with respect to the remaining 750,000 shares) which vests at a rate of 33 1/3% per year beginning on the first anniversary date of the grant and which becomes 100% vested in the event of (a) termination without cause in which case the option shall be exercisable for 36 months following the effective date of such termination, (b) a dissolution or liquidation of the Company, (c) a sale of all or substantially all of the Company’s assets, (d) a merger or consolidation involving the Company where the Company is not a surviving corporation or where holders of the Common Stock receive securities or other property from another corporation, or (e) a tender offer for at least a majority of the outstanding Common Stock and (iv) a sign-on bonus within five (5) days of the Agreement Effective Date in the amount of $1,623,264. The Marchioli Employment Agreement entitled Mr. Marchioli to certain other privileges and benefits, including participation in all of the Company’s benefit plans, generally applicable to the Company’s executive officers.

The material terms of the Marchioli Employment Agreement II are as follows: (i) an annual base salary of $650,000, (ii) an annual performance bonus at an annual rate of at least 100% of the base salary payable if the Company and Mr. Marchioli achieve the budgeted financial and other performance targets established by the Compensation Committee, with Mr. Marchioli being entitled to participate and receive the full benefits established for management employees for over-performance, (iii) an award of performance-based restricted stock units worth $300,000 and valued as of the day prior to the Agreement II Effective Date (the units will vest over a one-year period, with one-half of the total award being earned if the Company achieves its EBITDA target for the twelve-month calendar period beginning January 1, 2004 and the other-half of the total award being earned if the Company achieves its customer count growth target for that same period), (iv) an annual car allowance and participation in all of the Company’s benefit plans generally applicable to the Company’s executive officers, and (v) reimbursement of all normal and reasonable expenses Mr. Marchioli incurs during his employment term in connection with his responsibilities to the Company, including his travel expenses. In addition to the compensation described above, in the event of Mr. Marchioli’s termination of employment during the term of the Marchioli Employment Agreement II, the Company is required to make payments as follows based upon the cause of such termination: (i) if by reason of death, Mr. Marchioli’s surviving spouse is entitled to be paid an amount equal to Mr. Marchioli’s base salary and annual bonus and his eligible family dependents are entitled to receive certain health and welfare benefits for a one-year period after his death; (ii) if by reason of permanent disability, Mr. Marchioli is entitled to be paid one-half of his base salary and annual bonus and he and his eligible family dependents are entitled to receive certain health and welfare benefits for a period of two years after termination of employment; and (iii) if by the Company other than for cause, Mr. Marchioli is, in general, entitled to (a) a lump sum in an amount equal to two year times his then current annual base salary and annual bonus, and (b) continuation of certain benefits and other contract rights. In the event Mr. Marchioli’s termination without cause is within one (1) year following a change of control of the Company, Mr. Marchioli shall be entitled to a lump sum payment equal to 299% of the sum of his current base salary and target bonus. In the event of termination for cause or voluntary termination, the Company shall pay Mr. Marchioli the portion of his annual base salary earned through his termination date and generally the benefits due him under the Company’s benefit plans for his services rendered to the Company through his date of termination.

Other Employment Agreements. Each of the named executive officers, other than Mr. Marchioli and Ms. Jenkins, are parties to separate letter agreements with the Company which provide, for the named executive officers, the following compensation and benefits. Each named executive officer will be entitled to the payment of severance benefits, in the event (A) the executive is terminated without cause, or (B) the executive elects to terminate his/her employment because (i) the Company has in effect reduced the executive’s base salary or the executive’s responsibilities, or (ii) the executive is required to relocate greater than 100 miles from the current Company headquarters in Spartanburg, SC, equal to the sum of (a) two times the named executives’ then current base pay and targeted annual bonus, (b) an amount, grossed up for applicable taxes, equal to actual benefit credits for an eighteen-month period and vested benefits under the ancillary non-qualified pension plan, (c) a lump sum amount equal to two (2) times the named executive’s annual car allowance and (d) an amount equal to any accrued but unused vacation time. Such severance payment shall be guaranteed by certain subsidiaries of the Company. The letter agreements further provide that the named executive officers will receive career placement benefits upon a termination without cause and that all stock options granted by the Company to the named executive officer shall become 100% exercisable in the event of (a) termination without cause, (b) a dissolution or liquidation of the Company, (c) a sale of all or substantially all of the Company’s assets, (d) a merger or consolidation involving the Company in which the Company is not the surviving corporation or in which holders of the Common Stock receive securities from another corporation, or (e) a tender offer for at least a majority of the outstanding Common Stock.

In connection with the announcement in November, 2003, that the Company had begun a process of exploring possible alternatives to improve its long-term liquidity and capital structure, the Company awarded to certain members of management including Mr. Marchioli and the other named executive officers, retention bonuses which amount to a total of 75% of the named executive officer’s base salary to be paid in three designated installments throughout the above described exploration and implementation of alternatives period, provided the named officer is employed by the Company on such designated date.

In connection with her employment, the Company agreed to pay Ms. Jenkins in addition to her base salary and incentive bonus plan participation (i) an annual housing allowance of $24,000 with gross-up, (ii) an $8,000 annual travel allowance (grossed-up) for a two (2) year period beginning with her employment date (provided she has not exercised the Company provided executive relocation package), (iii) a severance payment (if her employment is terminated without cause) in an amount equal to the sum of 100% of her current annual base pay amount, or, in the event of a termination without cause within one year of a change in control, in an amount equal to 200% of her current annual salary and her targeted annual bonus.

Compensation Committee Interlocks and Insider Participation

The following members of the Board served on the Compensation Committee during the fiscal year ended December 31, 2003: Vera K. Farris, Vada Hill, Elizabeth A. Sanders and Donald R. Shepherd. None of the members of the committee were officers or employees of the Company or had any relationship, directly or indirectly, with the Company requiring disclosure under SEC regulations.

OTHER MATTERS

Discretionary Proxy Voting

In the event that any matters other than those referred to in the accompanying notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

2005 Stockholder Proposals

In order for stockholder proposals intended to be presented at the year 2005 Annual Meeting of Stockholders to be eligible for inclusion in the Company’s proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal offices in Spartanburg, South Carolina no later than December 22, 2004. Regarding stockholder proposals intended to be presented at the year 2005 Annual Meeting but not included in the proxy statement, pursuant to the Company’s Bylaws, written notice of such proposals, to be timely, must be received by the Company no more than 90 days and no less than 60 days prior to the meeting. However, in the event that less than 70 days public notice of the date of the meeting is given, notice of such a stockholder proposal, to be timely, must be received not later than the close of business on the 10th day following the day on which the public notice of meeting was made. All such proposals for which timely notice is not received in the manner described above will be ruled out of order at the meeting, resulting in the proposal’s underlying business not being eligible for transaction at the meeting.

Electronic Access to Future Proxy Materials and Annual Reports

Most stockholders may elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option for future proxy statements and annual reports by marking the appropriate box on your proxy card or by following the instructions provided for you if you vote over the Internet or by telephone. If you hold your Common Stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports only over the Internet, next year you will receive a proxy card in the mail with instructions containing the Internet address of those materials. Your choice will remain in effect indefinitely until you give notification otherwise by following the instructions to be provided.

Expenses of Solicitation

The Company will pay the costs of solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mails,

proxies may be solicited personally, by telephone or facsimile or by corporate officers and employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file or furnish reports and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934 as amended.

The documents which the Company files or furnishes with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at the Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information relating to the public reference rooms. Copies of the Company’s filings may be obtained at the prescribed rates from the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains an Internet site (http://www.sec.gov) that contains certain reports, proxy statements and other information regarding the Company.

Appendix A

FORM OF AMENDMENT TO

RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED CAPITALIZATION

Adopted in accordance with the provisions

of Section 242 of the General Corporation

Law of the State of Delaware

The undersigned, being the                      of Denny’s Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “GCL”), does hereby certify:

1. That Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of stock which the Corporation is authority to issue is 160,000,000 of which 135,000,000 shall be shares of Common Stock, par value $.01, and 25,000,000 shall be Preferred Stock, par value of $.10.”

2. That the foregoing amendment of the Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 242 of the GCL.

This Certificate of Amendment, and the amendment effected hereby, shall become effective             .

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this              day of             , 2004.

DENNY’S CORPORATION

By:
Name:
Title:

Appendix B

Draft

DENNY’S CORPORATION

2004 OMNIBUS INCENTIVE PLAN

DENNY’S CORPORATION

2004 OMNIBUS INCENTIVE PLAN

Table of Contents

ARTICLE 1 PURPOSE		1

1.1	General	1

ARTICLE 2 DEFINITIONS		1

2.1	Definitions	1

ARTICLE 3 EFFECTIVE TERM OF PLAN		7

3.1	Effective Date	7

3.2	Term of Plan	7

ARTICLE 4 ADMINISTRATION		8

4.1	Committee	8

4.2	Actions and Interpretations by the Committee	8

4.3	Authority of Committee	8

4.4	Award Certificates	10

ARTICLE 5 SHARES SUBJECT TO THE PLAN		10

5.1	Number of Shares	10

5.2	Share Counting	10

5.3	Stock Distributed	11

5.4	Limitation on Awards	11

ARTICLE 6 ELIGIBILITY		11

6.1	General	11

ARTICLE 7 STOCK OPTIONS		11

7.1	General	11

7.2	Incentive Stock Options	12

ARTICLE 8 STOCK APPRECIATION RIGHTS		13

8.1	Grant of Stock Appreciation Rights	13

ARTICLE 9 PERFORMANCE AWARDS		14

9.1	Grant of Performance Awards	14

9.2	Performance Goals	14

9.3	Right to Payment	14

9.4	Other Terms	15

ARTICLE 10 RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS		15

10.1	Grant of Restricted Stock and Restricted Stock Units	15

10.2	Issuance and Restrictions	15

10.3	Forfeiture	15

10.4	Delivery of Restricted Stock	16

ARTICLE 11 DEFERRED STOCK UNITS		16

11.1	Grant of Deferred Stock Units	16

ARTICLE 12 DIVIDEND EQUIVALENTS		16

12.1	Grant of Dividend Equivalents	16

ARTICLE 13 STOCK OR OTHER STOCK-BASED AWARDS		16

13.1	Grant of Stock or Other Stock-Based Awards	16

ARTICLE 14 PROVISIONS APPLICABLE TO AWARDS		17

14.1	Stand-Alone and Tandem Awards	17

14.2	Term of Award	17

14.3	Form of Payment of Awards	17

14.4	Limits on Transfer	17

14.5	Beneficiaries	17

14.6	Stock Certificates	18

14.7	Acceleration upon Death or Disability or Retirement	18

14.8	Acceleration upon a Change in Control	18

14.9	Acceleration for Any Other Reason	18

14.10	Effect of Acceleration	19

14.11	Qualified Performance-Based Awards	19

14.12	Annual Incentive Awards	21

14.13	Termination of Employment	22

14.14	Deferral	22

14.15	Forfeiture Events	22

ARTICLE 15 CHANGES IN CAPITAL STRUCTURE		23

15.1	General	23

ARTICLE 16 AMENDMENT, MODIFICATION AND TERMINATION		23

16.1	Amendment, Modification and Termination	23

16.2	Awards Previously Granted	24

ARTICLE 17 GENERAL PROVISIONS		24

17.1	No Rights to Awards; Non-Uniform Determinations	24

17.2	No Stockholder Rights	24

17.3	Withholding	25

17.4	No Right to Continued Service	25

17.5	Unfunded Status of Awards	25

17.6	Relationship to Other Benefits	25

17.7	Expenses	25

17.8	Titles and Headings	25

17.9	Gender and Number	25

17.10	Fractional Shares	25

17.11	Government and Other Regulations	26

17.12	Governing Law	26

17.13	Additional Provisions	26

17.14	No Limitations on Rights of Company	26

17.15	Indemnification	27

DENNY’S CORPORATION

2004 OMNIBUS INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1. GENERAL. The purpose of the Denny’s Corporation 2004 Omnibus Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Denny’s Corporation (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, or Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f) “Change in Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(i) any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates, other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of either the then outstanding Shares of Stock or the combined voting power of the Company’s then outstanding securities; or

(ii) The following individuals cease for any reason to constitute at least two-thirds (2/3) of the number of directors then serving on the Board: individuals who, on the Effective Date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14A-11 of the 1934 Act) whose appointment or election by the Board or nomination of election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Company’s directors then still in office who either were directors on the Effective Date of the Plan, or whose appointment, election, or nomination for election was previously approved); or

(iii) the consummation of an agreement, including all necessary governmental approvals, in which the Company agrees to merge or consolidate with any other entity, other than (i) a merger or consolidation which would result in (A) the voting securities of the Company then outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, greater than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, and (B) individuals described in Section 2.1(f)(ii) above constitute more than one-half of the members of the board of directors of the surviving entity or ultimate parent thereof; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates, other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of either the then outstanding shares of the Company or the combined voting power of the Company’s then outstanding securities; or

(iv) the consummation of (i) a plan of complete liquidation or dissolution of the Company; or (ii) an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, greater than 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition; or

(v) the adoption of a resolution by the Board to the effect that any Person has acquired effective control of the business and affairs of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the voting securities of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Furthermore, notwithstanding the foregoing, a Change in Control will not be deemed to have occurred by reason of a distribution of the voting securities of any of the Company’s Subsidiaries to the stockholders of the Company, or by means of an initial public offering of such securities.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

(h) “Committee” means the committee of the Board described in Article 4.

(i) “Company” means Denny’s Corporation, a Delaware corporation or any successor corporation.

(j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option,

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

(k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

(l) “Disability” or “Disabled” shall mean any physical or mental condition which would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to that particular Participant, and if no such disability plan exists, then at the discretion of the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

(m) “Deferred Stock Unit” means a right granted to a Participant under Article 11.

(n) “Dividend Equivalent” means a right granted to a Participant under Article 12.

(o) “Effective Date” has the meaning assigned such term in Section 3.1.

(p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q) “Exchange” means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

(r) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the closing sales price as quoted on the OTC Bulletin Board for such trading date or, in the absence of quoted sales on such date, the closing sales price on the immediately preceding date on which sales were quoted, provided that if it is determined that the fair market value is not properly reflected by such OTC Bulletin Board quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

(s) “Good Reason” has the meaning assigned such term in the employment agreement, if any, between a Participant and the Company or an Affiliate, provided,

however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Good Reason” shall mean any of the following acts by the Company or an Affiliate, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or the Affiliate promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to a Change in Control, (ii) a reduction by the Company or an Affiliate in the Participant’s base salary, (iii) the Company or an Affiliate requiring the Participant, without his or her consent, to be based at any office or location more than 35 miles from the location at which the Participant was stationed immediately prior to a Change in Control, or (iv) the continuing material breach by the Company or an Affiliate of any employment agreement between the Participant and the Company or an Affiliate after the expiration of any applicable period for cure.

(t) “Grant Date” means the date an Award is made by the Committee.

(u) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(v) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(w) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(x) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(y) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(z) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(aa) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(bb) “Performance Award” means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

(cc) “Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

(dd) “Performance Share” means any right granted to a Participant under Article 9 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

(ee) “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

(ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(gg) “Plan” means the Denny’s Corporation 2004 Omnibus Incentive Plan, as amended from time to time.

(hh) “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 14.11, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

(ii) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 14.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

(jj) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(kk) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ll) “Retirement” means the voluntary termination of employment from the Company or an Affiliate for any reason other than a leave of absence, death or Disability on or after attainment of the age of fifty-five.

(mm) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(nn) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 15.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 15.1.

(oo) “Stock” means the $.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(pp) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(qq) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(rr) “1933 Act” means the Securities Act of 1933, as amended from time to time.

(ss) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1. EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by both the Board and the stockholders of the Company (the “Effective Date”).

3.2. TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m)) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 14, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

(i) Decide all other matters that must be determined in connection with an Award;

(j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(l) Amend the Plan or any Award Certificate as provided herein; and

(m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

Notwithstanding the above, the Board may expressly delegate to a special committee consisting of one or more officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 10,000,000, plus a number of additional Shares (not to exceed 1,500,000) underlying awards outstanding as of the Effective Date under the Company’s Omnibus Incentive Compensation Plan for Executives, the Advantica Stock Option Plan, or the Advantica Restaurant Group Director Stock Option Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

5.2. SHARE COUNTING.

(a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

(c) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(d) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 15.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 3,000,000. The maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards granted in any one calendar year to any one Participant shall be 3,000,000 Shares. The aggregate maximum fair market value (measured as of the Grant Date) of any other Awards that may be granted to any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $4,500,000.

ARTICLE 6

ELIGIBILITY

6.1. GENERAL. Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted to only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7

STOCK OPTIONS

7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, subject to Section 7.2(a) with respect to Incentive Stock Options. Except with respect to the proposed grant of Options to certain officers and employees on or about the Effective Date, as described in the proxy statement for the special meeting of stockholders at which the Plan was adopted, the exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant for at least such period of time, if any, as necessary to avoid variable accounting for the Option.

(d) EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

(e) ADDITIONAL OPTIONS UPON EXERCISE. The Committee may, in its sole discretion, provide in an original Award Certificate for the automatic grant of a new Option to any Participant who delivers Shares as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of Shares as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered Shares on the date of exercise of the original Option (the grant date for the new Option), and (iii) shall have a term equal to the unexpired term of the original Option.

7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) EXERCISE PRICE. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

(b) LAPSE OF OPTION. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1) The expiration date set forth in the Award Certificate.

(2) The tenth anniversary of the Grant Date.

(3) Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4) One year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 14, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 14.5.

(c) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

(d) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(e) EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was adopted by the Board, or the termination of the Plan, if earlier.

(f) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(g) ELIGIBLE GRANTEES. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of one Share on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date in the case of any Stock Appreciation Right related to an Incentive Stock Option.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Certificate. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Certificate.

ARTICLE 9

PERFORMANCE AWARDS

9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a

Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Awards that will be paid to the Participant.

9.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock or Restricted Stock Units.

10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11

DEFERRED STOCK UNITS

11.1. GRANT OF DEFERRED STOCK UNITS. The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections. An Award of Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms and conditions applicable to the Award.

ARTICLE 12

DIVIDEND EQUIVALENTS

12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of Shares subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested.

ARTICLE 13

STOCK OR OTHER STOCK-BASED AWARDS

13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 14

PROVISIONS APPLICABLE TO AWARDS

14.1. STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 16.2, awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

14.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

14.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

14.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

14.5. BENEFICIARIES. Notwithstanding Section 14.14.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

14.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.7. ACCELERATION UPON DEATH OR DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, or (with respect to Awards that are not intended to be Qualified Performance-Based Awards under Section 14.12(b)) upon the Participant’s Retirement, all of such Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and any performance-based criteria shall be deemed to be satisfied at the greater of “target” or actual performance as of the date of such termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate, if a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within two years after the effective date of a Change in Control, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable and shall remain exercisable for a period of 60 months from such date or until the earlier expiration of the award, and (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse. Except as otherwise provided in the Award Certificate, upon the occurrence of a Change in Control, the target payout opportunities attainable under all outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control and there shall be pro rata payout to Participants within thirty (30) days following the effective date of the Change in Control based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the performance period that has elapsed prior to the Change in Control.

14.9. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 14.7 or 14.8 above, and subject to Section 14.11 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.9.

14.10. EFFECT OF ACCELERATION. If an Award is accelerated under Section 14.7, 14.8 or Section 14.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Nonstatutory Stock Options.

14.11. QUALIFIED PERFORMANCE-BASED AWARDS.

(a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption; provided that the exercise or base price of such Award is not less than the Fair Market Value of the Shares on the Grant Date.

(b) When granting any other Award (including a below-market priced Option or SAR), the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Net earnings;

•	Earnings per share;

•	Net sales growth;

•	Net income (before or after taxes);

•	Net operating profit;

•	Return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales);

•	Cash flow (including, but not limited to, operating cash flow and free cash flow);

•	Earnings before or after taxes, interest, depreciation and/or amortization;

•	Internal rate of return or increase in net present value;

•	Dividend payments to parent;

•	Gross margins;

•	Gross margins minus expenses;

•	Operating margin;

•	Share price (including, but not limited to, growth measures and total shareholder return);

•	Expense targets;

•	Working capital targets relating to inventory and/or accounts receivable;

•	Planning accuracy (as measured by comparing planned results to actual results);

•	Comparisons to various stock market indices;

•	Comparisons to the performance of other companies;

•	Same-store sales;

•	Customer counts;

•	Customer satisfaction; and

•	EVA®.

For purposes of this Plan, EVA means the positive or negative value determined by net operating profits after taxes over a charge for capital, or any other financial measure, as determined by the Committee in its sole discretion. (EVA is a registered trademark of Stern Stewart & Co.). In the event that applicable tax and/or securities laws change to permit Board or Committee discretion to alter the governing Qualified Business Criteria without obtaining stockholder approval of such changes, the Board or Committee shall have sole discretion to make such changes without obtaining stockholder approval.

(c) Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon termination of the Participant’s employment without Cause or for Good Reason within two years after the effective date of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period.

(d) The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(e) Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to subsection (c) above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

(f) Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

14.12. ANNUAL INCENTIVE AWARDS.

(a) The Committee may designate Company executive officers who are eligible to receive a monetary payment in any calendar year based on a percentage of an incentive pool equal to five percent (5%) of the company’s consolidated operating earnings for the calendar year. If so, the Committee shall allocate an incentive pool percentage to each designated Participant for each calendar year. In no event may the incentive pool percentage for any one Participant exceed thirty percent (30%) of the total pool. Consolidated operating earnings shall mean the consolidated earnings after income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items. For purposes of this Section 14.12, “Extraordinary Items” shall mean (i) extraordinary, unusual and/or nonrecurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

(b) As soon as possible after the determination of the incentive pool for a Plan year, the Board shall calculate the Participant’s allocated portion of the incentive pool based upon the percentage established at the beginning of the calendar year. The Participant’s incentive award then shall be determined by the Board based on the Participant’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Board. In no event may the portion of the incentive pool allocated to a participant who is a Covered Employee be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

(c) Unless otherwise provided by the Committee at the time of grant, upon the occurrence of a Change in Control, annual incentive awards granted under this Section 14.12 shall be paid out based on the consolidated operating earnings of the immediately preceding year or such other method of payment as may be determined by the Committee at the time of the Award or thereafter but prior to the Change in Control.

14.13. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

14.14. DEFERRAL. The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Awards, and Other Stock-Based Awards. If any such deferral election is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals.

14.15. FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

ARTICLE 15

CHANGES IN CAPITAL STRUCTURE

15.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 16

AMENDMENT, MODIFICATION AND TERMINATION

16.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

16.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c) Except as otherwise provided in Article 15, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 17

GENERAL PROVISIONS

17.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

17.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

17.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

17.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

17.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

17.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

17.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.10. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.11. GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

17.13. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

17.14. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.15. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

The foregoing is hereby acknowledged as being the Denny’s Corporation 2004 Omnibus Incentive Plan as adopted by the Compensation Committee of the Board on July 19, 2004 to be submitted to the Board and to the stockholders for approval.

DENNY’S CORPORATION

By:

Its:

VOTE BY TELEPHONE OR INTERNET

QUICK *** EASY *** IMMEDIATE

You can now vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE BELOW CARD IF VOTED ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL DENNY’S CORPORATION Please mark

203 East Main Street your votes

like this

Spartanburg, SC 29319

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

The Board of Directors recommends a vote FOR Items 1 and 2.

1. A proposal to approve an amendment to the Restated Certificate of Incorporation of Denny’s Corporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 135,000,000 shares.

2. A proposal to approve Denny’s 2004 Omnibus Incentive Plan.

3. To transact such other business as may properly come before the meeting.

YES NO

I agree to access future proxy statements and annual reports over the Internet.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Access to Denny’s Corporation stockholder account information and other stockholder services are now available on the Internet!

Visit Continental Stock Transfer’s website at

www.continentalstock.com

for their new Internet Stockholder Service -ContinentaLink

Through this new service, stockholders can select a Personal Identification Number or “PIN” to secure access to personal stockholder records. With a PIN, stockholders can change addresses, receive electronic forms, and view account transaction history and dividend history.

To access this new service, visit the website listed above. From the home page, select ContinentaLink Full Service. From there, you can either Test Drive the service (choose “Test Drive” button) or you can Sign-Up (choose “Sign-Up” button). If you choose to sign-up, enter your taxpayer identification number or social security number as your ID Number. Your personal Security Code can be found on the reverse side of this card in the bottom left corner. Enter any four alphanumeric characters you would like to use for your PIN. Re-enter the same PIN in the PIN Verification field. Your PIN will be activated overnight, and you will be able to access your stockholder records the following day.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DENNY’S CORPORATION

The undersigned hereby appoints Robert E. Marks and Nelson J. Marchioli as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the other side, all the shares of the Common Stock of Denny’s Corporation held of record by the undersigned on July 23, 2004 at the Special Meeting of Stockholders to be held on ______, 2004 or any adjournment thereof.

(Continued, and to be marked, dated and signed on the other side.)

VOTE BY TELEPHONE OR INTERNET

QUICK *** EASY *** IMMEDIATE

You can now vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE BELOW CARD IF VOTED ELECTRONICALLY

PROXY BY MAIL

DENNY’S CORPORATION

203 East Main Street Spartanburg, SC 29319

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

YOUR SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED OR IF YOUR PROXY IS NOT PROPERLY COMPLETED AND RECEIVED BY 2004, YOUR SHARES WILL BE VOTED BY THE PLAN TRUSTEE

“FOR” PROPOSALS 1 and 2.

Please mark your votes like this

The Board of Directors recommends a vote FOR Items 1 and 2.

1. A proposal to approve an amendment to the Restated Certificate of Incorporation of Denny’s Corporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 100,000,000 shares to 135,000,000 shares.

2. A proposal to approve Denny’s 2004 Omnibus Incentive Plan.

3. To transact such other business as may properly come before the meeting.

YES NO

I agree to access future proxy statements and annual reports over the Internet.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

THIS AREA INTENTIONALLY LEFT BLANK

PROXY BY MAIL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DENNY’S CORPORATION

The undersigned hereby appoints Robert E. Marks and Nelson J. Marchioli as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the other side, all the shares of the Common Stock of Denny’s Corporation held of record by the undersigned on July 23, 2004 at the Special Meeting of Stockholders to be held on August 25, 2004 or any adjournment thereof.

(Continued, and to be marked, dated and signed on the other side.)